UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2022

BK Technologies Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

(321) 984-1414

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.60 per share	BKTI	NYSE American

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

On April 20, 2022, the Board of Directors of BK Technologies Corporation (“we,” “us,” “our” and the “Company”) established that the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) will be held on June 30, 2022. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2022 Annual Meeting shall be the close of business on May 2, 2022. Because the date of the 2022 Annual Meeting differs by more than thirty days from the anniversary date of the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), which was held on December 17, 2021, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s definitive proxy statement on Schedule 14A for the 2021 Annual Meeting, as filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2021, are no longer applicable. Pursuant to the Company’s bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

To be considered for inclusion in this year’s proxy materials for the 2022 Annual Meeting, stockholder proposals, including director nominations, must be submitted in writing before the close of business on May 2, 2022. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must also comply with the Bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act. In addition, for any stockholders who wish to present a proposal, including any nomination for directors, before the 2022 Annual Meeting but do not intend for the proposal to be included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must ensure that notice is submitted in writing before the close of business on May 2, 2022, which notice must contain the information specified in our Bylaws.

All such proposals and nominations must be in writing and addressed to the Secretary of the Company at 7100 Technology Drive, West Melbourne, Florida 32904, Attn: William P. Kelly

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: April 21, 2022	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer

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